                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                            -------------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 1998



                       TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)


                                    Maryland
                            (State of Incorporation)


                 1-11918                                   94-3175659
        (Commission File Number)                    (IRS Employer Id. Number)



   Four Embarcadero Center, Suite 3150                        94111
            San Francisco, CA                              (Zip Code)
(Address of principal executive offices)





                                 (415) 391-4300
              (Registrant's telephone number, including area code)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------
Exhibit
Number        Exhibit
------        -------

1.1 Definitive Underwriting Agreement, dated January 8, 1998, relating to the issuance and sale of 2,405,000 shares of Common Stock of TriNet Corporate Realty Trust, Inc.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          TRINET CORPORATE REALTY TRUST, INC.


                          By: /s/ A. William Stein
                              ---------------------------------

                               A. William Stein
                               Executive Vice President and Chief Financial
                               Officer (Authorized Officer of the Registrant and Principal Financial Officer)



Dated: January 14, 1998

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